Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of MSB Financial Corp. (the “Company”) on Form 10-Q for the quarter ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Gary T. Jolliffe, President and Chief Executive Officer, and Jeffrey E. Smith, Vice President and Chief Financial Officer, certify. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary T. Jolliffe	/s/ Jeffrey E. Smith
Gary T. Jolliffe	Jeffrey E. Smith
President and Chief Executive Officer	Vice President and Chief Financial Officer
Date May 13, 2009	Date May 13, 2009